UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7901 Jones Branch Drive, Suite 900, McLean, VA 22102

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 902-2800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Certain Unaudited Prospective Financial Information

Primus Telecommunications Group, Incorporated (the “Company”) does not as a matter of course make public long-term projections as to future performance due to, among other reasons, the uncertainty, unpredictability and volatility of the underlying assumptions and estimates. However, for internal purposes and in connection with discussions about the Company with third parties, the management of the Company prepared certain projections of future financial performance. The projections were prepared by the Company on a stand-alone basis, without giving effect to the Company’s acquisition of Arbinet Corporation (“Arbinet”), and are not anticipated to be representative of financial performance of the combined company going forward, which may differ materially from the assumptions underlying the projections for the Company on a stand-alone basis. The Company is providing this information in order to comply with certain contractual obligations to make public disclosure pursuant to applicable confidentiality agreements with certain parties.

The disclosure of the unaudited prospective financial information of the Company set forth below should not be regarded as an indication that the Company or its board considered, or now considers, these projections to be a reliable predictor of future results. Undue reliance should not be placed on such unaudited prospective financial information.

The unaudited prospective financial information described below was not prepared with a view toward public disclosure and the disclosure of this information should not be regarded as an indication that the Company considered, or now considers, such information to be necessarily predictive of actual future results. The Company does not assume any responsibility for the accuracy of this information. The unaudited prospective financial information discussed below is not being disclosed in order to influence investors to make investment decisions regarding the Company’s securities, but rather because the Company has certain contractual obligations to make such disclosures. The disclosure of the unaudited prospective financial information shall not be deemed an admission or representation by the Company that such information is material.

The unaudited prospective financial information was, in general, prepared solely for internal use and is subjective in many respects and thus subject to interpretation. While presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions made by the management of the Company involving judgments with respect to, among other things, industry performance and competition, future business, economic, competitive, regulatory, and financial market conditions and matters specific to the Company’s business, including future business decisions, that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among others, the risks and uncertainties described under “Risk Factors” and “Special Note Regarding Forward Looking Statements” contained in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 25, 2011, all of which are difficult to predict and many of which are beyond the control of the Company. In addition, the unaudited prospective financial information discussed below reflects estimates and assumptions that were made as of the date the unaudited prospective financial information was prepared and that have not been updated since to reflect any changes in any assumptions. These estimates and assumptions do not reflect current conditions, and no assurances can be given that these estimates or assumptions will accurately reflect future conditions. As a result, there can be no guarantee that the unaudited prospective financial information will be realized or that actual results will not be significantly higher or lower than estimated. Since the unaudited prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year. The unaudited prospective financial information does not represent the unaudited prospective financial information for the combined company following the Company’s acquisition of Arbinet.

As noted above, the Company does not as a matter of course make public projections as to future sales, earnings, or other results. The accompanying unaudited prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. The accompanying unaudited prospective financial information is not fact and should not be relied upon as being necessarily indicative of future results, and undue reliance should not be placed on the prospective financial information.

Neither the Company’s independent registered public accounting firm, nor any other independent accountants, has compiled, examined or performed any procedures with respect to the unaudited prospective financial information contained herein, nor has any such firm expressed any opinion or any other form of assurance on such information or its achievability, and no such firm shall have any responsibility for the unaudited prospective financial information.

Readers are cautioned not to place undue reliance on the unaudited prospective financial information set forth below. No representation is made by the Company or any other person regarding the ultimate performance of the Company compared to the information included in the unaudited prospective financial information set forth below. The unaudited prospective financial information constitutes forward-looking statements and should not be regarded as an indication that such unaudited prospective financial information will be an accurate prediction of future events nor construed as financial guidance.

The Australian business segment information set forth in the unaudited prospective financial information is expressed in Australian Dollars, and the Canadian business segment information set forth in the unaudited prospective financial information is expressed in Canadian Dollars. All other amounts set forth in the unaudited prospective financial information are expressed in United States Dollars.

THE COMPANY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION DISCLOSED IN THIS REPORT TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH UNAUDITED PROSPECTIVE FINANCIAL INFORMATION ARE NO LONGER APPROPRIATE.

Unaudited Prospective Financial Information for the Company

The unaudited prospective financial information set forth below is based on the Company’s January 19, 2011 projections that were provided to rating agencies. Note that these projections were prepared prior to the completion of year end 2010 results, as well as the Arbinet acquisition that was completed on February 28, 2011.

	Projected Fiscal Year (1)
	2011	2012	2013
	(in millions)
Net Revenues	$756.9	$775.2	$809.4
EBITDA (2)	$86.3	$96.3	$106.2
Capital Expenditures	$32.5	$34.7	$37.5
Operational Cash Flow Available for Debt Service (3)	$45.4	$55.5	$62.8

(1)	Excludes discontinued operations and the Company’s Brazil operations.
(2)	As used in the unaudited prospective financial information for the Company, EBITDA consists of, with regard to the Company, net revenue less cost of sales and less selling, general and administrative expenses. EBITDA is not a financial measure prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and should not be considered a substitute for the information contained in the Company’s statements of operations. The Company’s definition of EBITDA may not be similar to similar measures presented by other companies. The Company believes EBITDA is an important measurement for investors because it gives them a metric to analyze the Company’s results exclusive of certain non-cash items and items which do not directly correlate to the Company’s business of selling and provisioning telecommunications services. The Company believes that EBITDA provides further insight into the Company’s current performance and period to period performance on a qualitative basis and so the Company uses it to evaluate the Company’s results and the performance of the Company’s management team.
(3)	As used in the unaudited prospective financial information for the Company, operational cash flow available for debt service represents, with regard to the Company, net revenue, less cost of sales, less selling, general and administrative expenses, plus interest income, plus or minus net change in other non-cash assets and liabilities, minus capital expenditures. Operational cash flow available for debt service is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for the information contained in the Company’s statements of cash flows prepared in accordance with GAAP. The Company’s definition of operational cash flow available for debt service may not be similar to similar measures presented by other companies. The Company believes that operational cash flow available for debt service provides a measure of the Company’s ability, after making capital expenditures and other investments in infrastructure, to meet scheduled debt payments. The Company uses operational cash flow available for debt service to monitor the impact of the Company’s operations on the Company’s cash reserves and the Company’s ability to generate sufficient cash flow to fund its scheduled debt maturities and other financing activities, including discretionary refinancings and retirements of debt. Because operational cash flow available for debt service represents the amount of cash generated or used in operating activities and used in the purchase of property and equipment before deductions for scheduled debt maturities and other fixed obligations (such as capital leases, vendor financing and other long-term obligations), it should not be used as a measure of the amount of cash available for discretionary expenditures.

Reconciliation of Net Revenue to EBITDA

EBITDA for the Company is a non-GAAP financial measure. The most directly comparable GAAP financial measure is net revenue attributable to the Company.

	Projected Fiscal Year (1)
	2011	2012	2013
	(in millions)
NET REVENUE ATTRIBUTABLE TO THE COMPANY	$756.9	$775.2	$809.4
Cost of sales	$(480.0)	$(487.9)	$(506.2)
Selling, general and administrative expenses	$(190.6)	$(191.0)	$(197.0)

EBITDA	$86.3	$96.3	$106.2

(1)	Excludes discontinued operations and the Company’s Brazil operations.

Reconciliation of Net Revenue to Operational Cash Flow Available for Debt Service

The operational cash flow available for debt service for the Company is a non-GAAP financial measure. The most directly comparable GAAP financial measure is net revenue attributable to the Company.

	Projected Fiscal Year (1)
	2011	2012	2013
	(in millions)
NET REVENUE ATTRIBUTABLE TO THE COMPANY	$756.9	$775.2	$809.4
Cost of sales	$(480.0)	$(487.9)	$(506.2)
Selling, general and administrative expenses	$(190.6)	$(191.0)	$(197.0)
Interest Income	$0.7	$0.9	$1.1
Net Change in Assets and Liabilities	$(9.1)	$(7.0)	$(7.0)
Capital Expenditures	$(32.5)	$(34.7)	$(37.5)

OPERATIONAL CASH FLOW AVAILABLE FOR DEBT SERVICE	$45.4	$55.5	$62.8

(1)	Excludes discontinued operations and the Company’s Brazil operations.

Unaudited Prospective Financial Information for Selected Company Business Segments

The unaudited prospective financial information in the Company’s projections included related information regarding the Company’s Australian operations, Canadian operations and International Carrier Services operations. This information excludes the Company’s U.S. Retail business segment as well as Arbinet. Certain unaudited prospective financial information with respect to these segments is set forth below. The Company believes that the reconciliation of EBITDA and EBITDA Less Capital Expenditures to the relevant GAAP measures with respect to the segment information would require unreasonable efforts and would not provide additional meaningful information. Accordingly, such reconciliations have been omitted.

Australia

The unaudited prospective financial information set forth below is based on the Company’s projections described above under “Certain Unaudited Prospective Financial Information” for the Company’s Australian operations for the fiscal years ending 2011 through 2013:

	Projected Fiscal Year
	2011	2012	2013
	(in millions)
Net Revenues	$300.2	$298.8	$304.8
EBITDA (1)	$43.1	$44.1	$45.9
Capital Expenditures	$15.0	$14.4	$16.3
EBITDA Less Capital Expenditures (2)	$28.1	$29.7	$29.6

(1)	As used in the unaudited prospective financial information for the Company’s Australian operations, EBITDA consists of, with regard to the Company’s Australian operations, net revenue less cost of sales and less selling, general and administrative expenses. EBITDA is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for the information contained in the Company’s statements of operations. The Company’s definition of EBITDA may not be similar to similar measures presented by other companies. See note (2) under “Unaudited Prospective Financial Information for the Company” above for information regarding the purpose and use of this non-GAAP financial measure.
(2)	As used in the unaudited prospective financial information for the Company’s Australian operations, EBITDA less capital expenditures represents, with regard to the Company’s Australian operations, EBITDA (as defined in note (1) above), minus capital expenditures. EBITDA less capital expenditures is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for the information contained in the Company’s consolidated statements of cash flows. The Company’s definition of EBITDA less capital expenditures may not be similar to similar measures presented by other companies. The Company believes that EBITDA less capital expenditures provides a measure of the Company’s ability, after making capital expenditures and other investments in infrastructure, to meet scheduled debt payments. The Company uses EBITDA less capital expenditures to monitor the impact of the Company’s operations on the Company’s cash reserves and the Company’s ability to generate sufficient cash flow to fund its scheduled debt maturities and other financing activities, including discretionary refinancings and retirements of debt. Because EBITDA less capital expenditures represents the amount of cash generated or used in operating activities and used in the purchase of property and equipment before deductions for scheduled debt maturities and other fixed obligations (such as capital leases, vendor financing and other long-term obligations), it should not be used as a measure of the amount of cash available for discretionary expenditures.

Canada

The unaudited prospective financial information set forth below is based on the Company’s projections described above under “Certain Unaudited Prospective Financial Information” for the Company’s Canadian operations for the fiscal years ending 2011 through 2013:

	Projected Fiscal Year
	2011	2012	2013
	(in millions)
Net Revenues	$260.5	$259.6	$275.1
EBITDA (1)	$52.0	$53.8	$59.3
Capital Expenditures	$15.0	$14.4	$16.3
EBITDA Less Capital Expenditures (2)	$37.0	$36.3	$40.9

(1)	As used in the unaudited prospective financial information for the Company’s Canadian operations, EBITDA consists of, with regard to the Company’s Canadian operations, net revenue less cost of sales and less selling, general and administrative expenses. EBITDA is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for the information contained in the Company’s statements of operations. The Company’s definition of EBITDA may not be similar to similar measures presented by other companies. See note (2) under “Unaudited Prospective Financial Information for the Company” above for information regarding the purpose and use of this non-GAAP financial measure.

(2)	As used in the unaudited prospective financial information for the Company’s Canadian operations, EBITDA less capital expenditures represents, with regard to the Company’s Canadian operations, EBITDA (as defined in note (1) above), minus capital expenditures. EBITDA less capital expenditures is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for the information contained in the Company’s consolidated statements of cash flows. The Company’s definition of EBITDA less capital expenditures may not be similar to similar measures presented by other companies. See note (2) under “Unaudited Prospective Financial Information for the Company’s Australian Operations” above for information regarding the purpose and use of this non-GAAP financial measure.

International Carrier Services

The unaudited prospective financial information set forth below is based on the Company’s projections described above under “Certain Unaudited Prospective Financial Information” for the Company’s International Carrier Services operations for the fiscal years ending 2011 through 2013:

	Projected Fiscal Year
	2011	2012	2013
	(in millions)
Net Revenues	$175.0	$191.7	$203.8
EBITDA (1)	$3.0	$6.0	$8.3
Capital Expenditures	$1.0	$0.5	$0.5
EBITDA Less Capital Expenditures (2)	$2.0	$5.5	$7.8

(1)	As used in the unaudited prospective financial information for the Company’s International Carrier Services operations, EBITDA consists of, with regard to the Company’s International Carrier Services operations, net revenue less cost of sales and less selling, general and administrative expenses. EBITDA is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for the information contained in the Company’s statements of operations. The Company’s definition of EBITDA may not be similar to similar measures presented by other companies. See note (2) under “Unaudited Prospective Financial Information for the Company” above for information regarding the purpose and use of this non-GAAP financial measure.
(2)	As used in the unaudited prospective financial information for the Company’s International Carrier Services operations, EBITDA less capital expenditures represents, with regard to the Company’s International Carrier Services operations, EBITDA (as defined in note (1) above), minus capital expenditures. EBITDA less capital expenditures is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for the information contained in the Company’s consolidated statements of cash flows. The Company’s definition of EBITDA less capital expenditures may not be similar to similar measures presented by other companies. See note (2) under “Unaudited Prospective Financial Information for the Company’s Australian Operations” above for information regarding the purpose and use of this non-GAAP financial measure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated: May 17, 2011	By:	/s/ James C. Keeley
James C. Keeley
Acting Chief Financial Officer (Principal Financial Officer)